Litigation	12 Months Ended
Dec. 31, 2011
LITIGATION [Abstract]
LITIGATION

25. LITIGATION

On November 8, 2010, a former shareholder of Chengdu Simo filed a claim with the Sichuan Superior People's Court, or the Sichuan Court, against Shanghai Shulong Technology Co., Ltd., or Shanghai Shulong, alleging that Shanghai Shulong had failed to pay RMB48.8 million of non-contingent consideration (see Note 15) in connection with the purchase of all of the outstanding shares of Chengdu Simo Technology Co., Ltd., or Chengdu Simo by Shanghai Shulong. This amount represents the final payment amount to be paid by Shanghai Shulong to the shareholder upon the achievement of certain milestones by Chengdu Simo relating to its game "Qi Xia Tian Xia." The shareholder has requested the court to require Shanghai Shulong to pay RMB48.8 million plus accrued interest. Shanghai Shulong does not believe that the milestone has been achieved yet. Management has concluded that payment of additional amounts beyond the existing non-contingent consideration already recorded is remote. On September 13, 2011, Shanghai Shulong filed a claim with Shanghai No.1 Intermediate People's Court against the former shareholder of Chengdu Simo, alleging that the former shareholder had failed to perform the obligations in Share Purchase Agreement. There still are no verdicts on the foregoing cases.